UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2018

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

The information furnished under Item 7.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 2, 2018, CPI Aerostructures, Inc. (the “Company”) issued a press release announcing that it had entered into a court-ordered stipulation (the “Stipulation and Order”) with Air Industries Group (“Air Industries”) which settles the litigation among the Company and Air Industries relating to the previously announced Stock Purchase Agreement dated as of March 21, 2018 (the “Agreement”) between the Company and Air Industries, pursuant to which Air Industries agreed to sell to the Company all of the shares of capital stock of its subsidiary, Welding Metallurgy, Inc. (“WMI”).

As part of the Stipulation and Order, Air Industries has withdrawn its purported termination of the Agreement. Among other things, the Stipulation and Order requires Air Industries to deliver to the Company within 45 days, audited, unqualified financial statements of WMI for 2017 certified by Air Industries’ auditor. Subject to fulfillment of other conditions to closing set forth in the Agreement, the parties agreed that the acquisition will close within three weeks after the Company receives the audited financial statements. The Company and Air Industries also agreed to promptly amend the Agreement to reflect the terms of the Stipulation and Order. The Court will retain jurisdiction of the case for all purposes, including enforcing the terms of the Stipulation and Order.

A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit No.	Description

99.1	Press release, dated October 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2018	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson Chief Executive Officer